                            PIMCO Funds Prospectus



Pacific              SHORT-TERM BOND FUNDS
Investment
Management           Money Market Fund
Series
                     Short-Term Fund
November 13, 1998
                     Low Duration Fund
Share Classes

A   B   C
                     INTERMEDIATE-TERM BOND FUNDS

                     Real Return Bond Fund

                     Total Return Fund

                     High Yield Fund


                     LONG-TERM BOND FUNDS

                     Municipal Bond Fund

                     Long-Term U.S. Government Fund


                     INTERNATIONAL BOND FUNDS

                     Global Bond Fund II

                     Foreign Bond Fund

                     Emerging Markets Bond Fund


                     STOCK FUNDS

                     StocksPLUS Fund


                                                                       P I M C O
                                                                           FUNDS

            PIMCO Funds: Pacific Investment Management Series
            Prospectus
            November 13, 1998

            PIMCO Funds (the "Trust") is an open-end series management invest-ment company offering twelve separate investment portfolios (each a "Fund") in this Prospectus, each with different investment ob-jectives and strategies. The Trust is designed to provide access to the professional investment management services offered by Pa-cific Investment Management Company ("Pacific Investment Manage-ment"), which serves as investment adviser (the "Adviser") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through separate prospectuses, certain Funds and other series of the Trust may offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. See "Alternative Purchase Arrangements."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B or Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment poli-cies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment ob-jective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated August 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion, materials that are incorporated by reference into this Pro-spectus and the Statement of Additional Information, and other in-formation about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

            INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

            EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND AND THE MUNICIPAL BOND FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAIL-ING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY AD-VERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DE-RIVATIVE INSTRUMENTS.

            THE HIGH YIELD AND EMERGING MARKETS BOND FUNDS MAY INVEST ALL OF THEIR ASSETS IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRIN-CIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE IN-VESTING IN THE HIGH YIELD FUND. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


TABLE OF CONTENTS

PIMCO Funds Overview..............   3
Financial Highlights..............   8
Investment Objectives and
Policies..........................  12
Investment Risks and
Considerations....................  19
Characteristics and Risks of
 Securities
 and Investment Techniques........  20
Performance Information...........  35
How to Buy Shares.................  37
Alternative Purchase
Arrangements......................  41
Exchange Privilege................  50

How to Redeem.....................  51
Distributor and Distribution and
Servicing Plans...................  55
How Net Asset Value Is Determined
 ..................................  58
Distributions.....................  59
Taxes.............................  60
Management of the Trust...........  61
Description of the Trust..........  64
Mailings to Shareholders..........  65
Appendix A--Description of
Duration..........................  66
Appendix B--Description of
Securities Ratings................  67

 PIMCO Funds: Pacific Investment Management Series
2

            PIMCO Funds Overview
            Pacific Investment Management, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser of all the Funds. Pacific Investment Management is one of the premier fixed income invest-ment management firms in the U.S. As of September 30, 1998, Pa-cific Investment Management had approximately $148 billion in as-sets under management. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy--seeking capital appreciation as well as yield.

                            PIMCO                     PRIMARY
                            FUND NAME                 OBJECTIVE                              DURATION          CREDIT QUALITY(/1/)
           ------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM BOND  Money Market              Maximum current income, consistent     Less than or       Min 95% Aaa or
            FUNDS                                     with preservation of capital and       equal to 90 days   Prime 1; Less
                                                      daily liquidity                        dollar-weighted    than or equal to
                                                                                             average maturity   5% Aa or Prime 2
           ------------------------------------------------------------------------------------------------------------------------
                            Short-Term                Maximum current income, consistent     0-1 year          B to Aaa; max
                                                      with preservation of capital and                         10% below Baa
                                                      daily liquidity
           ------------------------------------------------------------------------------------------------------------------------
                            Low Duration              Maximum total return consistent        1-3 years         B to Aaa; max-
                                                      with preservation of real capital                        10% below Baa
                                                      and prudent investment management
           ------------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE-    Real Return Bond          Maximum real return, consistent        Not applicable,   B to Aaa; max
           TERM                                       with preservation of real capital      but see Fund      10% below Baa
           BOND FUNDS
                                                      and prudent investment management      description
           ------------------------------------------------------------------------------------------------------------------------
                            Total Return              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
           ------------------------------------------------------------------------------------------------------------------------
                            High Yield                Maximum total return, consistent       2-6 years         B to Aaa; min
                                                      with preservation of capital                             65% below Baa
                                                      and prudent investment management
           ------------------------------------------------------------------------------------------------------------------------
           LONG-TERM BOND
            FUNDS           Municipal Bond            High current income exempt from        3-10 years        Ba to Aaa; max
                                                      federal income tax, consistent with                      10% below Baa
                                                      preservation of capital
           ------------------------------------------------------------------------------------------------------------------------
                            Long-Term U.S. Government Maximum total return, consistent       Greater than      A to Aaa
                                                      with preservation of capital           or equal to
                                                      and prudent investment management      8 years
           ------------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL    Global Bond II            Maximum total return, consistent       3-7 years         B to Aaa; max
           BOND FUNDS                                 with preservation of capital                             10% below Baa
                                                      (U.S. and non-U.S.)
           ------------------------------------------------------------------------------------------------------------------------
                            Foreign Bond              Maximum total return, consistent       3-7 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                                                      (non-U.S.)
           ------------------------------------------------------------------------------------------------------------------------
                            Emerging Markets Bond     Maximum total return, consistent       0-8 years         B to Aaa
                                                      with preservation of capital
                                                      and prudent investment management
                                                      (non-U.S.)
           ------------------------------------------------------------------------------------------------------------------------
           STOCK FUNDS      StocksPLUS(/2/)           Total return which exceeds that of the 0-1 year          B to Aaa; max
                                                      S&P 500                                                  10% below Baa

FUND
PROFILES
            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.
                                                  November 13, 1998 Prospectus

                                   CLASS A     CLASS B     CLASS C
                                   SHARES      SHARES      SHARES
       --------------------------------------------------------------
       MAXIMUM INITIAL SALES
        CHARGE IMPOSED ON
        PURCHASES
        (as a percentage of
        offering price at time
        of purchase)
         TOTAL RETURN, HIGH
          YIELD, LONG-TERM U.S.
          GOVERNMENT, GLOBAL
          BOND II, FOREIGN BOND
          AND EMERGING MARKETS
          BOND FUNDS                4.50%       None        None
         LOW DURATION, REAL
          RETURN BOND, MUNICIPAL
          BOND AND STOCKSPLUS
          FUNDS                     3.00%       None        None
         SHORT-TERM FUND            2.00%       None        None
         MONEY MARKET FUND           None(/1/)  None        None
       --------------------------------------------------------------
       MAXIMUM SALES CHARGE
        IMPOSED ON REINVESTED
        DIVIDENDS
        (as a percentage of net
        asset value at time of
        purchase)                    None       None        None
       --------------------------------------------------------------
       MAXIMUM CONTINGENT
        DEFERRED SALES CHARGE
        ("CDSC")
        (as a percentage of
        original purchase price)       1%(/2/)    5%(/3/)     1%(/4/)
       --------------------------------------------------------------
       EXCHANGE FEE                  None(/1/)  None        None

SHAREHOLDER
TRANSACTION
EXPENSES

            1. Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at time of pur-chase) are exchanged for shares of any other Fund.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements--Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                                            EXAMPLE: You would EXAMPLE: You would
                                                                            pay the            pay the
                                                                            following expenses
                                                                            on a $1,000        following expenses
                                                                            investment         on a $1,000
                                                                            assuming (1) 5%    investment
                                                                            annual return and  assuming (1) 5%
                                                                            (2) redemption at  annual return and
                                  ANNUAL FUND OPERATING EXPENSES            the end of each    (2) no redemption:
                                  (As a percentage of average net assets):  time period:
                                                                 TOTAL
                                            ADMINI-              FUND
                                  ADVISORY  STRATIVE  12B-1      OPERATING  YEAR               YEAR
           FUND                   FEE       FEE       FEES(/1/)  EXPENSES   1    3   5    10   1    3   5    10
           ------------------------------------------------------------------------------------------------------
           MONEY MARKET           .15%      .35%      .10%(/2/)   .60%(/3/) $ 6  $19 $ 33 $ 75 $ 6  $19 $ 33 $ 75
           ------------------------------------------------------------------------------------------------------
           SHORT-TERM             .25       .35       .25         .85        29   47   66  123  29   47   66  123
           ------------------------------------------------------------------------------------------------------
           LOW DURATION           .25       .40       .25         .90        39   58   78  137  39   58   78  137
           ------------------------------------------------------------------------------------------------------
           REAL RETURN BOND       .25       ,40       .25         .90        39   58   78  137  39   58   78  137
           ------------------------------------------------------------------------------------------------------
           TOTAL RETURN           .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           HIGH YIELD             .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           MUNICIPAL BOND         .25       .35       .25         .85        38   56  N/A  N/A  38   56  N/A  N/A
           ------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT             .25       .40       .25         .90        54   72   93  151  54   72   93  151
           ------------------------------------------------------------------------------------------------------
           GLOBAL BOND II         .25       .45       .25         .95        54   74   95  156  54   74   95  156
           ------------------------------------------------------------------------------------------------------
           FOREIGN BOND           .25       .45       .25         .95        54   74   95  156  54   74   95  156
           ------------------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND  .45       .55       .25        1.25        57   83  111  189  57   83  111  189
           ------------------------------------------------------------------------------------------------------
           STOCKSPLUS             .40       .40       .25        1.05        40   62   86  154  40   62   86  154
           ------------------------------------------------------------------------------------------------------


CLASS A
SHARES

            1. 12b-1 fees represent servicing fees which are paid to the Dis-tributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribution and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's aver-age daily net assets.
            3. Absent the undertaking noted, the "Total Fund Operating Ex-penses" for the Money Market Fund would be .70% of the Fund's av-erage daily net assets.

 PIMCO Funds: Pacific Investment Management Series
4

                                                                                EXAMPLE: You would EXAMPLE: You would
                                                                                pay the following  pay the following
                                                                                expenses on a      expenses on a
                                                                                $1,000 investment  $1,000 investment
                                                                                assuming (1) 5%    assuming (1) 5%
                                                                                annual return and  annual return and
                                                                                (2) redemption at  (2) no redemption:
                                  ANNUAL FUND OPERATING EXPENSES                the end of each
                                  (As a percentage of average net assets):      time period:
                                                                    TOTAL
                                             ADMINI-                FUND
CLASS B                           ADVISORY   STRATIVE   12B-1       OPERATING   YEAR               YEAR
SHARES     FUND                   FEE        FEE        FEES(/1/)   EXPENSES    1    3   5    10   1    3   5    10
           ----------------------------------------------------------------------------------------------------------
           MONEY MARKET                 .15%       .35%       1.00%       1.50% $65  $77 $102 $143 $15  $47 $ 82 $143
           ----------------------------------------------------------------------------------------------------------
           SHORT-TERM                   .25        .35        1.00        1.60   66   80  107  160  16   50   87  160
           ----------------------------------------------------------------------------------------------------------
           LOW DURATION                 .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           REAL RETURN BOND             .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           TOTAL RETURN                 .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           HIGH YIELD                   .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           MUNICIPAL BOND               .25        .35        1.00        1.60   66   80  N/A  N/A  16   50  N/A  N/A
           ----------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT                   .25        .40        1.00        1.65   67   82  110  166  17   52   90  166
           ----------------------------------------------------------------------------------------------------------
           GLOBAL BOND II               .25        .45        1.00        1.70   67   84  112  171  17   54   92  171
           ----------------------------------------------------------------------------------------------------------
           FOREIGN BOND                 .25        .45        1.00        1.70   67   84  112  171  17   54   92  171
           ----------------------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND        .45        .55        1.00        2.00   70   93  128  204  20   63  108  204
           ----------------------------------------------------------------------------------------------------------
           STOCKSPLUS                   .40        .40        1.00        1.80   68   87  117  182  18   57   97  182
           ----------------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
                                                  November 13, 1998 Prospectus

                                                                                                             EXAMPLE: You
                                                                                          EXAMPLE: You would would pay the
                                                                                          pay the following  following
                                                                                          expenses on a      expenses on a
                                                                                          $1,000 investment  $1,000 investment
                                                                                          assuming (1) 5%    assuming (1) 5%
                                                                                          annual return and  annual return and
                                                                                          (2) redemption at  (2) no
                                  ANNUAL FUND OPERATING EXPENSES                          the end of each    redemption:
                                  (As a percentage of average net assets):                time period:
                                                                         TOTAL
CLASS C                                      ADMINI-                     FUND
SHARES                            ADVISORY   STRATIVE   12B-1            OPERATING        YEAR               YEAR
           FUND                   FEE        FEE        FEES(/1/)        EXPENSES         1    3   5    10   1    3   5   10
           --------------------------------------------------------------------------------------------------------------------
           MONEY MARKET                 .15%       .35%        .10(/2/)%        .60(/3/)% $16  $19 $ 33 $ 75 $ 6  $19 $33 $ 75
           --------------------------------------------------------------------------------------------------------------------
           SHORT-TERM                   .25        .35         .55(/2/)        1.15(/3/)   22   37   63  140  12   37  63  140
           --------------------------------------------------------------------------------------------------------------------
           LOW DURATION                 .25        .40         .75             1.40        24   44   77  168  14   44  77  168
           --------------------------------------------------------------------------------------------------------------------
           REAL RETURN BOND             .25        .40         .75(/2/)        1.40(/3/)   24   44   77  168  14   44  77  168
           --------------------------------------------------------------------------------------------------------------------
           TOTAL RETURN                 .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           --------------------------------------------------------------------------------------------------------------------
           HIGH YIELD                   .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           --------------------------------------------------------------------------------------------------------------------
           MUNICIPAL BOND               .25        .35         .75(/2/)        1.35(/3/)   24   43  N/A  N/A  14   43 N/A  N/A
           --------------------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT                   .25        .40        1.00             1.65        27   52   90  195  17   52  90  195
           --------------------------------------------------------------------------------------------------------------------
           GLOBAL BOND II               .25        .45        1.00             1.70        27   54   92  201  17   54  92  201
           --------------------------------------------------------------------------------------------------------------------
           FOREIGN BOND                 .25        .45        1.00             1.70        27   54   92  201  17   54  92  201
           --------------------------------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND        .45        .55        1.00             2.00        30   63  108  233  20   63 108  233
           --------------------------------------------------------------------------------------------------------------------
           STOCKSPLUS                   .40        .40         .75(/2/)        1.55(/3/)   26   49   84  185  16   49  84  185
           --------------------------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it may receive with respect to each of the Money Market, Short-Term, Real Return Bond, Municipal Bond and StocksPLUS Funds to the following annual rates based on the Fund's average daily net assets until further notice: Money Market--.10%; Short-Term-- .55%; Real Return Bond--.75%; Municipal Bond--.75%; and StocksPLUS--.75%. Absent such undertakings, the 12b-1 fee for each such Fund would be as follows: Money Market--.20%; Short-Term-- 1.00%; Real Return Bond--1.00%; Municipal Bond--1.00%; and StocksPLUS--1.00%.
            3. Absent the undertakings noted, the "Total Fund Operating Ex-penses" for the Money Market, Short-Term, Real Return Bond, Munic-ipal Bond and StocksPLUS Funds would be as follows (based on aver-age daily net assets): Money Market--.70%; Short-Term--1.60%; Real Return Bond--1.65%; Municipal Bond--1.60%; and StocksPLUS--1.80%.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Funds' current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.
 PIMCO Funds: Pacific Investment Management Series
6

                      (This page left blank intentionally)
                                                  November 13, 1998 Prospectus

Financial Highlights
The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's audited financial state-ments, which are included in the Trust's Annual Report dated March 31, 1998, which is incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by PricewaterhouseCoopers LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information is presented for each Fund de-scribed herein which had investment operations during the reporting periods. Information regarding the Global Bond Fund II reflects the operational history of the Global Income Fund, a former series of PIMCO Advisors Funds that was re-organized as a series of the Trust on January 17, 1997.

Selected data for a share outstanding throughout each period:

                 NET ASSET              NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
        YEAR OR    VALUE      NET      AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
         PERIOD  BEGINNING INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
         ENDED   OF PERIOD   INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Class A
 03/31/98         $ 1.00     $0.05(+)      $ 0.00 (+)    $0.05       $(0.05)     $ 0.00        $ 0.00        $ 0.00
 03/31/97(a)        1.00      0.01           0.00         0.01        (0.01)       0.00          0.00          0.00
 Class B
 03/31/98           1.00      0.04(+)        0.00 (+)     0.04        (0.04)       0.00          0.00          0.00
 03/31/97(a)        1.00      0.01           0.00         0.01        (0.01)       0.00          0.00          0.00
 Class C
 03/31/98           1.00      0.05(+)        0.00 (+)     0.05        (0.05)       0.00          0.00          0.00
 03/31/96(a)        1.00      0.01           0.00         0.01        (0.01)       0.00          0.00          0.00
SHORT-TERM FUND
 Class A
 03/31/98         $10.00     $0.55(+)      $ 0.09 (+)    $0.64       $(0.56)     $(0.01)       $ 0.00        $ 0.00
 03/31/97(b)       10.04      0.10          (0.03)        0.07        (0.10)      (0.01)         0.00          0.00
 Class B
 03/31/98          10.00      0.50(+)        0.08 (+)     0.58        (0.50)      (0.01)         0.00          0.00
 03/31/97(b)       10.04      0.09          (0.03)        0.06        (0.10)       0.00          0.00          0.00
 Class C
 03/31/98          10.00      0.54(+)        0.07 (+)     0.61        (0.53)      (0.01)         0.00          0.00
 03/31/97(b)       10.04      0.09          (0.03)        0.06        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Class A
 03/31/98         $ 9.98     $0.60(+)      $ 0.23 (+)    $0.83       $(0.58)     $(0.02)       $(0.03)       $ 0.00
 03/31/97(a)       10.02      0.12          (0.03)        0.09        (0.12)      (0.01)         0.00          0.00
 Class B
 03/31/98           9.98      0.53(+)        0.22 (+)     0.75        (0.50)      (0.02)        (0.03)         0.00
 03/31/97(a)       10.02      0.10          (0.03)        0.07        (0.11)       0.00          0.00          0.00
 Class C
 03/31/98           9.98      0.55(+)        0.23 (+)     0.78        (0.53)      (0.02)        (0.03)         0.00
 03/31/97(a)       10.02      0.11          (0.03)        0.08        (0.11)      (0.01)         0.00          0.00
HIGH YIELD FUND
 Class A
 03/31/98         $11.10     $0.93(+)      $ 0.66 (+)    $1.59       $(0.94)     $ 0.00        $ 0.00        $(0.09)
 03/31/97(a)       11.18      0.17          (0.05)        0.12        (0.20)       0.00          0.00          0.00
 Class B
 03/31/98          11.10      0.84(+)        0.66 (+)     1.50        (0.85)       0.00          0.00         (0.09)
 03/31/97(a)       11.18      0.15          (0.05)        0.10        (0.18)       0.00          0.00          0.00
 Class C
 03/31/98          11.10      0.85(+)        0.65 (+)     1.50        (0.85)       0.00          0.00         (0.09)
 03/31/97(a)       11.18      0.15          (0.05)        0.10        (0.18)       0.00          0.00          0.00

-------
(+)Per share amounts based on average number of shares outstanding during the period.
(a)From commencement of operations, January 13, 1997.
(b)From commencement of operations, January 20, 1997.
 PIMCO Funds: Pacific Investment Management Series
8

                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
  $0.00        $ (0.05)    $ 1.00    5.10%   $ 41,375     0.60%        5.02%       N/A
   0.00          (0.01)      1.00    1.01      43,589     0.57+        4.44+       N/A
   0.00          (0.04)      1.00    4.21       2,937     1.50         4.15        N/A
   0.00          (0.01)      1.00    0.83       3,143     1.41+        3.62+       N/A
   0.00          (0.05)      1.00    5.14      55,696     0.60         5.05        N/A
   0.00          (0.01)      1.00    1.02      85,398     0.58+        4.47+       N/A
  $0.00        $ (0.58)    $10.06    6.64%   $ 24,182     0.85%        5.48%        48%
   0.00          (0.11)     10.00    0.66       2,533     0.86+        5.07+        77
   0.00          (0.52)     10.06    5.96       1,258     1.60         4.97         48
   0.00          (0.10)     10.00    0.58         114     1.62+        4.83+        77
   0.00          (0.55)     10.06    6.33       6,763     1.15         5.33         48
   0.00          (0.10)     10.00    0.63       1,359     1.14+        4.78+        77
  $0.00         $(0.63)    $10.18    8.49%   $109,531     0.90%        5.93%       309%
   0.00          (0.13)      9.98    0.85      59,348     0.91+        5.84+       240
   0.00          (0.55)     10.18    7.68      17,624     1.65         5.16        309
   0.00          (0.11)      9.98    0.68       5,296     1.67+        5.03+       240
   0.00          (0.58)     10.18    8.01      68,766     1.40         5.46        309
   0.00          (0.12)      9.98    0.75      63,606     1.42+        5.36+       240
  $0.00        $()1.03)    $11.66   14.80%   $ 70,858     0.90%        8.02%        37%
   0.00          (0.20)     11.10    1.06      28,873     0.92+        8.28+        67
   0.00          (0.94)     11.66   13.94     156,099     1.65         7.27         37
   0.00          (0.18)     11.10    0.86      60,269     1.67+        7.52+        67
   0.00          (0.94)     11.66   13.95     284,836     1.65         7.36         37
   0.00          (0.18)     11.10    0.88     205,297     1.68+        7.56+        67

-------
 +Annualized.
                                                  November 13, 1998 Prospectus

                    NET ASSET               NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
        YEAR OR       VALUE      NET       AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
         PERIOD     BEGINNING INVESTMENT   GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
         ENDED      OF PERIOD   INCOME      INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
 Class A
 03/31/98            $10.27     $ 0.58 (+)     $ 0.63 (+)    $ 1.21      $(0.57)     $(0.02)       $(0.27)        $0.00
 03/31/97(a)          10.40       0.12          (0.12)         0.00       (0.13)       0.00          0.00          0.00
 Class B
 03/31/98             10.27       0.50 (+)       0.63 (+)      1.13       (0.50)      (0.01)        (0.27)         0.00
 03/31/97(a)          10.40       0.11          (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
 Class C
 03/31/98             10.27       0.51 (+)       0.63 (+)      1.14       (0.51)      (0.01)        (0.27)         0.00
 03/31/97(a)          10.40       0.11          (0.12)        (0.01)      (0.12)       0.00          0.00          0.00
REAL RETURN BOND FUND
 Class A
 03/31/98            $ 9.93     $ 0.40 (+)     $ 0.03 (+)    $ 0.43      $(0.42)     $(0.03)       $(0.14)        $0.00
 03/31/97(c)          10.00       0.11 (+)      (0.10)(+)      0.01       (0.08)       0.00          0.00          0.00
 Class B
 03/31/98              9.93       0.33 (+)       0.03 (+)      0.36       (0.36)      (0.02)        (0.14)         0.00
 03/31/97(c)          10.00       0.09          (0.10)        (0.01)      (0.06)       0.00          0.00          0.00
 Class C
 03/31/98              9.93       0.35 (+)       0.04 (+)      0.39       (0.38)      (0.03)        (0.14)         0.00
 03/31/97(c)          10.00       0.09          (0.10)        (0.01)      (0.06)       0.00          0.00          0.00
LONG-TERM U.S. GOVERNMENT FUND
 Class A
 03/31/98            $ 9.39     $ 0.48 (+)     $ 1.34 (+)    $ 1.82      $(0.58)     $ 0.00        $(0.06)        $0.00
 03/31/97(b)           9.67       0.32          (0.47)        (0.15)      (0.13)       0.00          0.00          0.00
 Class B
 03/31/98              9.39       0.39 (+)       1.35 (+)      1.74       (0.50)       0.00         (0.06)         0.00
 03/31/97(b)           9.67       0.29          (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
 Class C
 03/31/98              9.39       0.39 (+)       1.35 (+)      1.74       (0.50)       0.00         (0.06)         0.00
 03/31/97(b)           9.67       0.29          (0.47)        (0.18)      (0.10)       0.00          0.00          0.00
FOREIGN BOND FUND
 Class A
 03/31/98            $10.41     $ 0.61 (+)     $ 0.62 (+)    $ 1.23      $(0.59)     $ 0.00        $(0.31)        $0.00
 03/31/97(b)          10.59       0.59          (0.72)        (0.13)      (0.05)       0.00          0.00          0.00
 Class B
 03/31/98             10.41       0.53 (+)       0.61 (+)      1.14       (0.50)       0.00         (0.31)         0.00
 03/31/97(b)          10.59       0.58          (0.72)        (0.14)      (0.04)       0.00          0.00          0.00
 Class C
 03/31/98             10.41       0.52 (+)       0.62 (+)      1.14       (0.50)       0.00         (0.31)         0.00
 03/31/97(b)          10.59       0.58          (0.72)        (0.14)      (0.04)       0.00          0.00          0.00
GLOBAL BOND FUND II
 Class A
 03/31/98            $10.84     $ 0.64 (+)     $ 0.51 (+)    $ 1.15      $ 0.00      $(0.54)       $(1.53)        $0.00
 10/01/96--03/31/97   10.96       0.66          (0.16)         0.50       (0.22)       0.00         (0.40)         0.00
 09/30/96(d)          10.00       0.32 (e)       0.95          1.27       (0.31)       0.00          0.00          0.00
 Class B
 03/31/98             10.84       0.66 (+)       0.41 (+)      1.07        0.00       (0.46)        (1.53)         0.00
 10/01/96--03/31/97   10.96       0.62          (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
 09/30/96(d)          10.00       0.30 (e)       0.92          1.22       (0.26)       0.00          0.00          0.00
 Class C
 03/31/98             10.84       0.55 (+)       0.52 (+)      1.07        0.00       (0.46)        (1.53)         0.00
 10/01/96--03/31/97   10.96       0.62          (0.16)         0.46       (0.18)       0.00         (0.40)         0.00
 09/30/96(d)          10.00       0.30 (e)       0.92          1.22       (0.26)       0.00          0.00          0.00
EMERGING MARKETS BOND FUND
 Class A
 03/31/98(f)         $10.00     $ 0.44 (+)     $(0.18)(+)    $ 0.26      $(0.44)     $ 0.00        $(0.15)        $0.00
 Class B
 03/31/98(f)          10.00       0.40 (+)     (0.20)(+)       0.20       (0.38)       0.00         (0.15)         0.00
 Class C
 09/30/97(f)          10.00       0.38 (+)      (0.18)(+)      0.20       (0.38)       0.00         (0.15)         0.00
STOCKSPLUS FUND
 Class A
 03/31/98            $11.46     $ 1.66 (+)     $ 3.41 (+)    $ 5.07      $(1.38)     $ 0.00        $(1.09)        $0.00
 03/31/97(b)          11.91      (0.10)         (0.20)        (0.30)      (0.15)       0.00          0.00          0.00
 Class B
 03/301/98            11.44       1.61 (+)       3.35 (+)      4.96       (1.30)       0.00         (1.09)         0.00
 03/31/97(b)          11.91      (0.13)         (0.20)        (0.33)      (0.14)       0.00          0.00          0.00
 Class C
 03/31/98             11.45       1.64 (+)       3.35 (+)      4.99       (1.32)       0.00         (1.09)         0.00
 03/31/97(b)          11.91      (0.12)         (0.20)        (0.32)      (0.14)       0.00          0.00          0.00

-------
(c)From commencement of operations, January 29, 1997.
(d)From commencement of operations, October 2, 1995.
(e)Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Adviser.
(f)From commencement of operations, July 31, 1997.

10
 PIMCO Funds: Pacific Investment Management Series

                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
  $0.00        $(0.86)     $10.62   12.11%   $533,893     0.90%         5.46%       206%
   0.00         (0.13)      10.27    0.02     115,742     0.91+         6.08+       173
   0.00         (0.78)      10.62   11.26     186,932     1.65          4.74        206
   0.00         (0.12)      10.27   (0.10)     74,130     1.67+         5.28+       173
   0.00         (0.79)      10.62   11.28     405,037     1.65          4.83        206
   0.00         (0.12)      10.27   (0.11)    329,104     1.67+         5.32+       173
  $0.00        $(0.59)     $ 9.77    4.12%   $    370     0.92%         4.06%       967%
   0.00         (0.08)       9.93    0.15           1     0.90+         6.14+       160
   0.00         (0.52)       9.77    3.50       1,496     1.67          3.32        967
   0.00         (0.06)       9.93   (0.08)        509     1.59+         3.43+       160
   0.00         (0.55)       9.77    3.73         490     1.42          3.56        967
   0.00         (0.06)       9.93   (0.07)        148     1.62+         5.13+       160
  $0.00        $(0.64)     $10.57   19.78%   $  6,161     0.91%         4.49%       177%
   0.00         (0.13)       9.39   (1.72)      1,204     1.12+         6.91+       402
   0.00         (0.56)      10.57   18.85       7,516     1.66          4.64        177
   0.00         (0.10)       9.39   (1.92)        454     1.87+         4.95+       402
   0.00         (0.56)      10.57   18.86       7,258     1.66          4.64        177
   0.00         (0.10)       9.39   (1.83)        275     1.88+         5.52+       402
  $0.00        $(0.90)     $10.74   12.14%   $  9,582     0.95%         5.88%       280%
   0.00         (0.05)      10.41   (1.21)        704     0.97+         4.95+       984
   0.00         (0.81)      10.74   11.29      10,631     1.70          5.13        280
   0.00         (0.04)      10.41   (1.34)      1,221     1.75+         3.73+       984
   0.00         (0.81)      10.74   11.29      17,080     1.70          5.13        280
   0.00         (0.04)      10.41   (1.32)      1,788     1.76+         4.09+       984
  $0.00        $(2.07)     $ 9.92   11.21%   $  6,816     0.95%         5.88%       369%
   0.00         (0.62)      10.84    4.55       7,652     2.05+         5.60+       307
   0.00         (0.31)      10.96   15.01       7,360     1.27(g)       4.88(h)   1,246
   0.00         (1.99)       9.92   10.39       4,473     1.70          5.12        369
   0.00         (0.58)      10.84    4.17       3,925     2.57+         4.22+       307
   0.00         (0.26)      10.96   14.54       3,240     2.49(g)       4.09(h)   1,246
   0.00         (1.99)       9.92   10.39       6,096     1.70          5.12        369
   0.00         (0.58)      10.84    4.17       5,323     2.43+         4.14+       307
   0.00         (0.26)      10.96   14.54       3,459     2.49(g)       4.09(h)   1,246
  $0.00        $(0.59)     $ 9.67    2.84%   $    317     1.26%         6.93%       695%
   0.00         (0.53)       9.67    2.29         304     2.01          6.33        695
   0.00         (0.53)       9.67    2.29         136     2.01          6.11        695
  $0.00        $(2.47)     $14.06   47.07%   $ 62,970     1.05%        13.34%        30%
   0.00         (0.15)      11.46   (2.59)      5,790     1.10+       (10.69)+       47
   0.00         (2.39)      14.01   46.11      99,039     1.80         12.60         30
   0.00         (0.14)      11.44   (2.81)      8,281     1.88+       (15.13)+       47
   0.00         (2.41)      14.03   46.38      96,960     1.55         12.85         30
   0.00         (0.14)      11.45   (2.71)     11,254     1.65+       (12.79)+       47

-------
 +Annualized.
(g)The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.
(h)The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.
                                                  November 13, 1998 Prospectus

            Investment Objectives and Policies
            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Adviser it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.
               The investment objective of the Global Bond Fund II described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
               Specific portfolio securities eligible for purchase by the
            Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.


FIXED       With the exception of the StocksPLUS Fund, each remaining Fund
INCOME FUND (together, the "Fixed Income Funds") differs from the others pri-
DESCRIP-    marily in the length of the Fund's duration or the proportion of
TIONS       its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Descrip-tion of Duration."
               The investment objective of the Money Market and Short-Term
            Funds is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be success-ful in doing so. The investment objective of the Real Return Bond
            Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment manage-ment. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the Municipal
            Bond Fund is to seek high current income exempt from federal in-come tax, consistent with preservation of capital. Capital appre-ciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.
               In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.
               Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper;
            mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, catastrophe bonds, and loan participations; delayed funding loans and revol-ving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and re-verse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other in-strumentalities; obligations of foreign governments or their sub-divisions, agencies and instrumentalities; and obligations of in-ternational agencies or supranational

12
 PIMCO Funds: Pacific Investment Management Series
            entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund and the Municipal Bond Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds, except the Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               Each of the Real Return Bond, Global Bond II, Foreign Bond, and
            Emerging Markets Bond Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Pro-spectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
               As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Emerging Markets Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may ad-versely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund may invest in the following: ob-ligations of the U.S. Government (including its agencies and in-strumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign com-mercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its to-tal assets in securities or obligations issued by U.S. banks.
               The Fund may invest only in securities that comply with the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Ratings Services ("S&P")) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in secu-rities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.
                                                  November 13, 1998 Prospectus

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies, (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).
               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.
               In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately within the range of the average modi-fied real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated,

14
 PIMCO Funds: Pacific Investment Management Series
            deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the po-tential for total return offered by a particular duration strate-gy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.
               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. Securities rated below investment grade may sometimes be referred to as "junk bonds." For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securi-ties ("Junk Bonds")."

            MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital ap-preciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds gen-erally are issued by states and local governments and their agen-cies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may in-vest up to 20% of its net assets in U.S. Government securities, money market instruments and/or "private activity" bonds. Under normal circumstances, the average portfolio duration of the Munic-ipal Bond Fund will vary within a three- to ten-year time frame, based on the Adviser's forecast for interest rates.
               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings."

            LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund will normally have a mini-mum average portfolio duration of eight years. For point of refer-ence, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk nor-mally associated with longer duration investments. The Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in se-curities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securi-ties rated Aa by Moody's or AA by S&P.

            GLOBAL BOND FUND II invests in a portfolio of fixed income securi-ties denominated in major currencies, baskets of foreign curren-cies (such as the ECU), and the U.S. dollar. Under normal circum-stances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three coun-tries (one of which may be the United States), which may be repre-sented by futures contracts (including related options) with re-spect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domes-tic and foreign issuers, investments in the securities of issuers located

                                                                             15
                                                  November 13, 1998 Prospectus
            outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Rat-ings." The average portfolio duration of this Fund will normally vary within a three- to seven-year time frame.
              The Foreign Bond Fund differs from the Global Bond Fund II pri-
            marily in the extent to which assets are invested in the securi-ties of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be rele-vant.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures con-tracts (including related options) with respect to such securi-ties, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Adviser to be of comparable quality). Securities rated below investment grade may sometimes be referred to as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to seven-year time frame.

            EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economi-cally are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Adviser's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.
               The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities mar-kets. However, the Adviser generally considers an emerging securi-ties market to be one located in any country that is defined as an emerging or developing economy by any of the following: the Inter-national Bank for Reconstruction and Development (i.e., the World
            Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, eq-uity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is de-rived primarily from emerging securities markets, when the Adviser deems it appropriate to do so.
               The Fund emphasizes countries with relatively low gross na-
            tional product per capita and with the potential for rapid eco-nomic growth. The Adviser will select the Fund's country and cur-rency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal poli-cies, trade and current account balances, and any other specific factors the Adviser believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of polit-ical and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly

16
 PIMCO Funds: Pacific Investment Management Series
            concentrated in a small number of issuers. For a further discus-sion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."
               The Fund may invest substantially all of its assets in securi-
            ties rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of compa-rable quality). Such securities are sometimes referred to as "junk bonds." While these securities generally provide greater potential opportunity for capital appreciation and higher yields than in-vestments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Adviser seeks to reduce risk through diversification, credit analysis and atten-tion to current developments and trends in emerging market econo-mies and markets. The value of all fixed income securities, in-cluding those held by the Fund, can be expected to change in-versely with interest rates. For a further discussion of the spe-cial risks of investing in lower rated securities, see "Character-istics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."


STOCK FUND STOCKSPLUS FUND, as its investment objective, seeks to achieve to-DESCRIPTION tal return which exceeds the total return performance of the Stan-
            dard & Poor's 500 Composite Stock Price Index ("S&P 500"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio du-ration which is normally not expected to exceed one year. See "Ap-pendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Ad-viser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Tech-niques--Derivative Instruments."
               Assets of the StocksPLUS Fund not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. The Fund may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the

                                                                             17
                                                  November 13, 1998 Prospectus

            Adviser to be of comparable quality). In addition, the StocksPLUS Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. The Fund may also invest all of its assets in derivative instruments, as de-scribed under "Characteristics of Securities and Investment Tech-niques--Derivative Instruments." In addition, the Fund may invest up to 20% of its assets in securities of foreign issuers, may pur-chase and sell options and futures on foreign currencies, and may enter into forward foreign currency contracts.
               To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.


TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfo-lios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
            With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical
            U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest

18
 PIMCO Funds: Pacific Investment Management Series
            rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.
               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Adviser determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Real Return Bond, Global Bond II, Foreign Bond and Emerging
            Markets Bond Funds are "non-diversified" for purposes of the In-vestment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its as-sets invested in the securities of a single issuer. As "non-diver-sified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occur-rence than a diversified portfolio might be.

                                                                             19
                                                  November 13, 1998 Prospectus

               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the is-suer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are pur-chased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securi-ties of similar maturities. Custodial receipts issued in connec-tion with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond rep-resented by such receipt is a debt obligation of the U.S. Trea-sury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


CORPORATE   Corporate debt securities include corporate bonds, debentures,
DEBT        notes and other similar corporate debt instruments, including con-
SECURITIES  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk
            Bonds")."

20
 PIMCO Funds: Pacific Investment Management Series

CONVERTIBLE Each Fund (except the Municipal Bond Fund) may invest in convert-SECURITIES ible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible se-curities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.
               The convertible securities in which the Funds may invest con-
            sist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the securi-ty, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.
               While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible bonds to gain exposure to such in-vestments.

LOAN        Certain Funds may invest in fixed- and floating-rate loans ar-
PARTICIPA-  ranged through private negotiations between an issuer of debt in-
TIONS       struments and one or more financial institutions ("lenders"). Gen-
AND         erally, the Funds' investments in loans are expected to take the
ASSIGNMENTS form of loan participations and assignments of portions of loans from third parties.
               Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited marketability. If a Fund purchases a par-ticipation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lend-er.


DELAYED     The Funds (except the PIMCO Money Market and Municipal Bond Funds)
FUNDING     may also enter into, or acquire participations in, delayed funding
LOANS AND   loans and revolving credit facilities. Delayed funding loans and
REVOLVING   revolving credit facilities are borrowing arrangements in which
CREDIT      the lender agrees to make loans up to a maximum amount upon demand
FACILITIES  by the borrower during a specified term. A revolving credit facil-
            ity differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These com-mitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise de-cide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).
               The Funds may acquire a participation interest in delayed fund-
            ing loans or revolving credit facilities from a bank or other fi-nancial institution. See "Loan Participations and Assignments."
            The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

VARIABLE
AND         Variable and floating rate securities provide for a periodic ad-
FLOATING    justment in the interest rate paid on the obligations. The terms
RATE        of such obligations must provide that interest rates are adjusted
SECURITIES  periodically based upon an interest rate adjustment index as pro-
            vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest
                                                  November 13, 1998 Prospectus
            in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.
               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the Money Market and Munici-pal Bond Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The in-terest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, float-ers provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
               Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the mar-ket rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatil-ity than a fixed rate obligation of similar credit quality. The
            Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See
            "Mortgage-Related and Other Asset-Backed Securities" for a discus-sion of IOs and POs.


INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
               Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the fu-ture. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted prin-cipal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of re-turn coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equalling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation related bonds which may or may not provide a similar guar-antee. If such a guarantee of principal is not provided, the ad-justed principal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.

22
 PIMCO Funds: Pacific Investment Management Series

               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-   Each of the Funds (except the Money Market Fund and the Municipal
RELATED AND Bond Fund) may invest all of its assets in mortgage- or other as-
OTHER       set-backed securities. The value of some mortgage- or asset-backed
ASSET-      securities in which the Funds invest may be particularly sensitive
BACKED      to changes in prevailing interest rates, and, like the other in-
SECURITIES  vestments of the Funds, the ability of a Fund to successfully uti-
            lize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors cor-rectly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.
                                                  November 13, 1998 Prospectus

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed se-curities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the State-ment of Additional Information.

MUNICIPAL   The Municipal Bond Fund invests in Municipal Bonds which are gen-
BONDS       erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source. Lim-ited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Municipal Bond
            Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond
            Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds and participation interests.

24
 PIMCO Funds: Pacific Investment Management Series

              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.


REVERSE     A reverse repurchase agreement involves the sale of a security by
REPURCHASE a Fund and its agreement to repurchase the instrument at a speci-AGREEMENTS, fied time and price. Under a reverse repurchase agreement, the
DOLLAR      Fund continues to receive any principal and interest payments on
ROLLS, AND the underlying security during the term of the agreement. The Fund BORROWINGS generally will segregate assets determined to be liquid by the Ad-
            viser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agree-ments and, to this extent, a reverse repurchase agreement (or eco-nomically similar transaction) will not be considered a "senior security" subject to the 300% asset coverage requirements other-wise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond
            Fund II) of such Fund's total assets. Apart from such transac-tions, a Fund will not borrow money, except for temporary adminis-trative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption re-quests (not for leverage) or for extraordinary or emergency pur-poses.


LOANS OF
PORTFOLIO   For the purpose of achieving income, each Fund may lend its port-
SECURITIES  folio securities to brokers, dealers, and other financial institu-
            tions, provided:
                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
                (ii) the Fund may at any time call the loan and obtain the re-
                     turn of the securities loaned;

                                                                             25
                                                  November 13, 1998 Prospectus

                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
                (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond Fund II) of the total assets of the Fund.
            Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


WHEN-       Each of the Funds may purchase or sell securities on a when-is-
ISSUED,     sued, delayed delivery, or forward commitment basis. These trans-
DELAYED     actions involve a commitment by the Fund to purchase or sell secu-
DELIVERY    rities for a predetermined price or yield, with payment and deliv-
AND FORWARD ery taking place more than seven days in the future, or after a COMMITMENT period longer than the customary settlement period for that type
TRANSAC-    of security. When such purchases are outstanding, the Fund will
TIONS       segregate until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has com-mitted to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segre-gated.
               When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other invest-ments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment pur-chases are outstanding, the purchases may result in a form of lev-erage.
               When the Fund has sold a security on a when-issued, delayed de-
            livery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the secu-rities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


SHORT SALES Each of the Funds (except the High Yield and StocksPLUS Funds) may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long po-sitions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permis-sible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."


FOREIGN
SECURITIES
            Each of the Funds (except the Municipal Bond Fund and the Long-Term U.S. Government Fund) may invest directly in fixed income se-curities of non-U.S. issuers. The Money Market and High Yield Funds may only invest in U.S. dollar-denominated fixed income se-curities of non-U.S. issuers. The StocksPLUS Fund may invest di-rectly in foreign equity securities.
               Except for the Emerging Markets Bond Fund, each of the Funds will concentrate its investments in securities of issuers based in developed countries. However, the Short-Term and Low Duration Funds may each invest

26
 PIMCO Funds: Pacific Investment Management Series
            up to 5% of its assets in securities of issuers based in the emerging market countries in which the Emerging Markets Bond Fund may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may invest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign securities and dividends and interest payable on those secu-rities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and there-fore may exhibit greater price volatility. Additional costs asso-ciated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in for-eign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds, and particularly the Emerging Markets
            Bond Fund, will invest in the securities of issuers based in coun-tries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries re-strict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced signifi-cant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political cri-sis could lead to price controls, forced mergers of companies, ex-propriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of Eastern European countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transac-
                                                  November 13, 1998 Prospectus
            tions. Settlement problems may cause a Fund to miss attractive in-vestment opportunities, hold a portion of its assets in cash pend-ing investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
               Each of the Fixed Income Funds (except the Municipal Bond and
            Long-Term U.S. Government Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing com-mercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
            F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be col-lateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrange-ments or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.
               Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-
            mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-quested to participate in the rescheduling of such debt and to ex-tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANSAC-    of supply and demand in the foreign exchange markets and the rela-
TIONS       tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            For example, significant uncertainty surrounds the proposed intro-duction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S.
            dollar, resulting in a loss to the Funds.
               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign cur-rency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may en-ter into these contracts for the purpose of hedging against for-eign exchange risk arising from the Fund's investment or antici-pated investment in securities denominated in foreign currencies.
            A Fund also may enter into these contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to

28
 PIMCO Funds: Pacific Investment Management Series
            another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate as-sets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its ob-ligations under forward foreign currency exchange contracts en-tered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Emerging Markets Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.


HIGH YIELD The High Yield Fund invests at least 65% of its assets, and the SECURITIES Emerging Markets Bond Fund may invest up to 100% of its assets, in
("JUNK      fixed income securities rated lower than Baa by Moody's or lower
BONDS")     than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, determined by the Adviser to be of comparable quality). In addition, each of the Short-Term, Low Duration, Real Return Bond,
            Total Return, Global Bond II, Foreign Bond and StocksPLUS Funds may invest up to 10% of its assets in such securities. The Munici-pal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least
            Ba by Moody's or BB by S&P. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield se-curities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The
            Adviser does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best inter-est of shareholders.
                                                  November 13, 1998 Prospectus

               During the year ended March 31, 1998, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


              FIXED INCOME SECURITIES RATINGS

                                                          BELOW
           FUND                   PRIME 1 Aaa  Aa    A   PRIME 1 Baa  Ba    B
           --------------------------------------------------------------------
           SHORT-TERM                17%   35%   2%  15%    16%    9%   6%   0%
           --------------------------------------------------------------------
           LOW DURATION               6    75    1    1      5     7    5    0
           --------------------------------------------------------------------
           TOTAL RETURN              20    47    0   13      6     8    6    0
           --------------------------------------------------------------------
           HIGH YIELD                 5     2    0    0      2     6   43   42
           --------------------------------------------------------------------
           GLOBAL BOND II            65    21    3    6      0     2    3    0
           --------------------------------------------------------------------
           FOREIGN BOND              54    31    4    2      1     2    6    0
           --------------------------------------------------------------------
           EMERGING MARKETS BOND     16    14    0    0      0    18   47    5
           --------------------------------------------------------------------
           STOCKSPLUS                26    38    1   10     11     7    7    0


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund and the Municipal Bond Fund) also may enter into swap agreements with respect to foreign cur-rencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, for-eign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund and the Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market Fund and the Municipal Bond Fund) may in-vest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particu-larly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to suc-cessfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other eco-nomic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

30
 PIMCO Funds: Pacific Investment Management Series

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, mar-ket values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvanta-geous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in deriva-tive instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at or-dinary income tax rates) than if it had not used such instruments.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market

                                                                             31
                                                 November 13, 1998 Prospectus
            price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will ex-ist when a Fund seeks to close out an option position. Further-more, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Funds (except the Money Market Fund and the Municipal Bond Fund) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a stan-dard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on par-ticular predetermined investments or instruments, which may be ad-justed for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with re-spect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular in-terest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agree-ments include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the ex-tent that interest rates exceed a specified rate, or "cap"; inter-est rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds'

32
 PIMCO Funds: Pacific Investment Management Series
            repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' abil-ity to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that develop-ments in the swaps market, including potential government regula-tion, could adversely affect a Fund's ability to terminate exist-ing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may invest in interest rate futures contracts and op-tions thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The Munic-ipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. The StocksPLUS Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


HYBRID      A hybrid instrument can combine the characteristics of securities,
INSTRUMENTS futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.
            These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Un-der

                                                                             33
                                                  November 13, 1998 Prospectus
            certain conditions, the redemption value of a hybrid could be ze-ro. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a tra-ditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctua-tions in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.
               Certain issuers of structured products such as hybrid instru-
            ments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


CATASTROPHE Each of the Fixed Income Funds (except the Money Market Fund) and
BONDS the StocksPLUS Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of princi-pal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses ex-ceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a por-tion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry in-dices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In ad-dition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or juris-dictional interpretations, and adverse tax consequences.
               Catastrophe bonds are a relatively new type of financial in-
            strument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid mar-ket in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.



INVESTMENT  Each of the Funds may invest in securities of other investment
IN          companies, such as closed-end management investment companies, or
INVESTMENT  in pooled accounts or other investment vehicles. As a shareholder
COMPANIES   of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securi-ties and reinvestments in other securities. See "Management of the Trust--Portfolio Transactions." Such sales may result in realiza-tion of taxable capital gains (including short-term capital gains which are generally taxed at ordinary income tax rates). See "Tax-es." The portfolio turnover rate for certain of the Funds is set forth under "Financial Highlights." The portfolio turnover rate for certain of the Funds, which offer Institutional or Administra-tive Class shares, is incorporated by reference in the Statement of Additional Information.


ILLIQUID
SECURITIES  Each of the Funds may invest up to 15% of its net assets in illiq-
            uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-mined in good faith under the supervision of

34
 PIMCO Funds: Pacific Investment Management Series
            the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transac- tions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight depos-its), securities that are subject to legal or contractual restric-tions on resale and other securities which legally or in the Ad-viser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).
               Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substan-tial delays and additional costs.


SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS--   functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global markets or economies, generally.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the yield and the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally ap-plicable to an investment in Class A shares.
               From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the sev-en-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to cal-culate current yield, but reflects the compounding effect on earn-ings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment in-come per share (as defined by the Securities and Exchange Commis-sion) during a particular 30-day

                                                                             35
                                                  November 13, 1998 Prospectus

            (or one-month) period (including dividends and interest), less ex-penses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Municipal Bond Fund's Class A, Class B and Class C shares may also be advertised, calculated like yield except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the dif-ference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.
               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. For periods prior to the initial offer-ing date of a particular class of shares, total return presenta-tions for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect current sales charges (if any) of the newer class. The older class to be used in each case is set forth in the Statement of Additional In-formation. For these purposes, the performance of the older class will also be restated to reflect any different operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not re-stated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for pe-riods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an in-vestment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return, but that may be ad-justed to reflect the cumulative impact of alternative fee and ex-pense structures, such as the currently effective advisory and ad-ministrative fees for the Funds.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.
               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Cor-porate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advis-ers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and ex-penses. The Adviser may also report to shareholders or to the pub-lic in advertisements concerning the performance of the Adviser as adviser to clients other than the Trust, and on the comparative performance or standing of the Adviser in relation to other money managers. Such comparative information may be compiled or provided by

36
 PIMCO Funds: Pacific Investment Management Series
            independent ratings services or by news organizations. Any perfor-mance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds' portfo-lios, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introduc-ing brokers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (the "account application") with pay-ment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).
               Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Shares may be pur-chased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alterna-tive"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Ar-rangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after ac-ceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value", the minimum initial investment in Class A, Class B
                                                  November 13, 1998 Prospectus
            or Class C shares of any Fund of the Trust or any series of PIMCO
            Funds: Multi-Manager Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commis-sions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares pur-chased through participating brokers are held in the investor's account with that broker. No share certificates will be issued un-less specifically requested in writing by an investor or broker-dealer.


DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.


PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distributors LLC, along with a completed application form to:

               PIMCO Funds Distributors LLC
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund.
            All payments should be made payable to PIMCO Funds Distributors
            LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."


TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs), including Roth
RETIREMENT  IRAs, for which First National Bank of Boston (see "Change in
PLANS       Transfer Agent" below) serves as trustee and for IRA accounts es-
            tablished with Form 5305-SIMPLE under the Internal Revenue Code of 1986, as amended (the "Code"). These accounts include Simplified
            Employee Pension Plan (SEP) and Salary Reduction Simplified Em-ployee Pension Plan (SAR/SEP) IRA accounts and prototype docu-ments. In addition, prototype documents are available for estab-lishing 403(b)(7) Custodial Accounts with First National Bank of
            Boston as custodian. This type of plan is available to employees of certain non-profit organizations.
               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k)
            Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-gate investments in the Trust, but are not subject to the small account fees described

38
 PIMCO Funds: Pacific Investment Management Series
            below that will apply to other plans. Investors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before estab-lishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about simi-lar types of accounts that may be offered through the broker. The minimum initial investment for all tax qualified plans (except for employer- sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subsequent investment is $100 and the minimum initial investment for employer-sponsored plans, SIM-PLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.


PIMCO FUNDS The PIMCO Funds Auto-Invest plan provides for periodic investments AUTO-INVEST into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Subsequent investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are pur-chased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or par-ticipating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-In-vest application by calling the Distributor or your broker.


PIMCO FUNDS The PIMCO Funds Auto-Exchange plan establishes regular, periodic
AUTO-       exchanges from one Fund to another Fund or a series of PIMCO
EXCHANGE    Funds: Multi-Manager Series which offers Class A, Class B or Class
            C shares. The plan provides for regular investments into a share-holder's account in a specific Fund by means of automatic ex-changes of a designated amount from another Fund account of the same class of shares and with identical account registration.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are pur-chased through the plan. Further information regarding the PIMCO
            Funds Auto-Exchange plan is available from the Distributor at 1-
            800-426-0107 or participating brokers. You may enroll by complet-ing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."


PIMCO FUNDS PIMCO Funds Fund Link ("Fund Link") connects your Fund account
FUND LINK   with a bank account. Fund Link may be used for subsequent pur-
            chases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House
            ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 1-800-426-0107. All such calls will be re-corded. Fund Link is normally established within 45 days of re-ceipt of a Fund Link application by Shareholder Services, Inc.
            (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.
                                                  November 13, 1998 Prospectus

SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRA-   ing to the Transfer Agent. Signature guarantees may be required.
TION        See "Signature Guarantee" above. All correspondence must include
CHANGES     the account number and must be sent to:

                PIMCO Funds Distributors LLC
                P.O. Box 5866
                Denver, CO 80217-5866


SMALL       Because of the disproportionately high costs of servicing accounts
ACCOUNT FEE with low balances, a fee at an annual rate of $16, paid to Pacific
            Investment Management, the Funds' administrator, will automati-cally be deducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Mi-nors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. Effective April 1, 1999, except for prototype plans de-scribed above, the fee will apply to employer-sponsored retirement accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-count of a shareholder if the aggregate value of all of the share-holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-visors and/or its affiliates.


MINIMUM     Due to the relatively high cost to the Funds of maintaining small
ACCOUNT     accounts, you are asked to maintain an account balance of at least
SIZE        the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Fund's administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-ter giving you 60 days in which to increase your balance. Your ac-count will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds
            $50,000.

CHANGE IN   The Trust expects to change its transfer agent for its Class A, B
TRANSFER    and C shares to First Data Investor Services Group, Inc. Share-
AGENT       holders will continue to receive all of the services described in this Prospectus and should continue to follow the various proce-dures set forth in this Prospectus, with the exception of the ad-dress changes described below.
               There will be no changes in the toll-free 1-800 telephone num-
            bers set forth in this Prospectus. However, mailing addresses will change as follows:

          Old Address                 New Address
          -----------                 -----------
          Shareholder Services, Inc.  First Data Investor Services Group, Inc.
          P.O. Box 5866               P.O. Box 9688
          Denver, CO 80217            Providence, RI 02940-0926

40
 PIMCO Funds: Pacific Investment Management Series

          PIMCO Funds Distributors LLC  PIMCO Funds Distributors LLC
          P.O. Box 5866                 P.O. Box 9688
          Denver, CO 80217-5866         Providence, RI 02940-0926

               Also, at the time of the change of Transfer Agent, the
            custodian/trustee for the PIMCO Funds prototype retirement plans, 403(b) custodial accounts, IRAs, Roth IRAs, SIMPLE IRAs, SEPs and SAR/SEPs will be changed from First National Bank of Boston to Boston Safe Deposit & Trust Company.

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through separate prospectuses, certain of the Funds offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class and Adminis-trative Class shares are offered to pension and profit sharing plans, employee benefit plans, endowments, foundations, corpora-tions and other high net worth individuals. Class D, Institutional Class and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operat-ing expenses, Class D, Administrative Class and Institutional Class shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 1-800-927-4648 (for Institutional and Administra-tive Classes) or 1-888-87-PIMCO (for Class D).
               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accu-mulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However,

                                                                             41
                                                  November 13, 1998 Prospectus
            unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conver-sion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Multi-Manager Series accepted is $249,999. The maximum single purchase of Class C shares of the Trust and se-ries of PIMCO Funds: Multi-Manager Series accepted is $999,999. The Funds may refuse any order to purchase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability;* (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemp-tion in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another em-ployer's plan or to an IRA (with the exception of a Roth IRA);
            (iv) any partial or complete redemption following death or dis-ability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or ini-tial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of

            -------
            *This subsection (i) shall read as follows until December 31,
              1998: "(i) any partial or complete redemption in connection with any of the following distributions from a retirement plan, including a 403(b)(7) custodial account or an IRA (with the exception of a Roth IRA), that qualify for exemption from the additional tax on early distributions under Section 72(t) of the
              Code: (a) upon attaining age 59 1/2, (b) on account of death or disability, (c) as part of a series of substantially equal periodic payments, (d) in the case of an IRA (with the exception of a Roth IRA), attributable to qualified higher education expenses or to qualified first-time home-buyer expenses or (e) in the case of a retirement plan other than an IRA, upon separation from service after attaining age 55;"

42
 PIMCO Funds: Pacific Investment Management Series
            shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acqui-sition or other similar reorganization transaction; (xi) redemp-tions by a shareholder who is a participant making periodic pur-chases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;
            (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered in-vestment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connec-tion with IRA accounts established with Form 5305-SIMPLE under the
            Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

                                                  November 13, 1998 Prospectus

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNA-    investors that purchase $1,000,000 ($250,000 in the case of the
TIVE --     Short-Term Fund) or more of any Fund's Class A shares (and thus
CLASS A     pay no initial sales charge) may be subject to a 1% CDSC if they
SHARES      redeem such shares during the first 18 months after their pur-
            chase.


              TOTAL RETURN, HIGH YIELD, LONG-TERM U.S. GOVERNMENT, GLOBAL BOND II, FOREIGN BOND AND EMERGING MARKETS BOND FUNDS

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         4.71%        4.50%              4.00%
           --------------------------------------------------------------------------
           $50,000 - $99,999    4.17%        4.00%              3.50%
           --------------------------------------------------------------------------
           $100,000 - $249,999  3.63%        3.50%              3.00%
           --------------------------------------------------------------------------
           $250,000 - $499,999  2.56%        2.50%              2.00%
           --------------------------------------------------------------------------
           $500,000 - $999,999  2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)


              LOW DURATION, REAL RETURN BOND, MUNICIPAL BOND AND STOCKSPLUS
              FUNDS

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         3.09%        3.00%              2.50%
           --------------------------------------------------------------------------
           $50,000 - $99,999    2.56%        2.50%              2.00%
           --------------------------------------------------------------------------
           $100,000 - $249,999  2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $250,000 - $499,999  1.52%        1.50%              1.25%
           --------------------------------------------------------------------------
           $500,000 - $999,999  1.27%        1.25%              1.00%
           --------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)   0.00%(/1/)         0.50%(/2/)



              SHORT-TERM FUND

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
           --------------------------------------------------------------------------
           $0 - $49,999         2.04%        2.00%              1.75%
           --------------------------------------------------------------------------
           $50,000 - $99,999    1.78%        1.75%              1.50%
           --------------------------------------------------------------------------
           $100,000 - $249,999  1.52%        1.50%              1.25%
           --------------------------------------------------------------------------
           $250,000+            0.00%(/1/)   0.00%(/1/)         0.25%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares ($250,000 in the case of the Short-Term
            Fund) will not pay any initial sales charge on such purchase. How-ever, except with regard to purchases of Class A shares of the Money Market Fund, purchasers of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent De-ferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 ($250,000 in the case of the Short-Term
            Fund) or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of each of the Funds except for the Money Market Fund (for which no payment is made) and the Short-Term Fund, according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000; and 0.25% of sales of Class A shares of the Short-Term Fund in excess of $250,000.

               No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.

44
 PIMCO Funds: Pacific Investment Management Series

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Multi-Manager Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to:
                (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;
                (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
                (iii) a single purchase for the employee benefit plans of a single employer.
            For further information, call the Distributor at 1-800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i)   the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
              For example, if you owned Class A shares of the Total Return
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Global Bond Fund II worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.00% rate applicable to a single $55,000 purchase of shares of the Global Bond Fund II, rather than the 4.50% rate.

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices appli-cable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of

                                                                             45
                                                  November 13, 1998 Prospectus

            Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest pur-chase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Global Bond Fund II worth $30,000 (for a total of $60,000), it will only be neces-sary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market
            Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Money Market, Short-Term, Low Duration, Real Return Bond, Municipal Bond and StocksPLUS Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption pro-ceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net as-set value next determined. See "How Net Asset Value is Deter-mined." A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are rein-vested in shares of the same Fund within 30 days. The reinstate-ment privilege may be utilized by a shareholder only once, irre-spective of the number of shares redeemed, except that the privi-lege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified re-tirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the in-vestor's broker.

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Ad-viser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Multi-Manager Series, a registered investment com-pany for which PIMCO Advisors L.P., an affiliate of the Adviser, acts as investment adviser, (c) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their mi-nor children, (d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 100 eligi-ble participants or at least $1 million in total plan assets,
            (e) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, profes-

46
 PIMCO Funds: Pacific Investment Management Series
            sional organizations or associations, or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to par-ticipants in such plans and their spouses purchasing for their accounts(s) or IRAs (with the exception of Roth IRAs), (f) partic-ipants investing through accounts known as "wrap accounts" estab-lished with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for bro-kerage and investment management services, (g) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products or programs, and (h) accounts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distributor will not pay any initial commis-sion to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers de-scribed under (d) or (e) in this paragraph.

            NOTIFICATION OF DISTRIBUTOR An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds except the Money Mar-ket Fund, investors who purchase $1,000,000 ($250,000 in the case of the Short-Term Fund) or more of Class A shares (and, thus, pur-chase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not ap-ply to investors purchasing $1,000,000 or more of any Fund's Class A shares ($250,000 in the case of the Short-Term Fund) if such in-vestors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC does not apply to Class A shares of the Money
            Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 ($250,000 in the case of the Short-Term Fund) or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control
                                                  November 13, 1998 Prospectus
            over accounts of specific shareholders. Such shareholders may ob-tain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with re-spect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their cli-ents' accounts for servicing including, without limitation, trans-fers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and dis-bursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Fund(s) selected.
ALTERNA-    A CDSC will be imposed on Class B shares of all Funds if an in-
TIVE --     vestor redeems an amount which causes the current value of the in-
CLASS B     vestor's account for a Fund to fall below the total dollar amount
SHARES      of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the re-investment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC.
               Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privi-lege" below. Class B shares are not available for purchase by em-ployer sponsored retirement plans.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           -------------------------------------------
           First                   5%
           -------------------------------------------
           Second                  4
           -------------------------------------------
           Third                   3
           -------------------------------------------
           Fourth                  3
           -------------------------------------------
           Fifth                   2
           -------------------------------------------
           Sixth                   1
           -------------------------------------------
           Seventh                 0*

            *After the seventh year,
            Class B shares convert into
            Class A shares as described
            below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund (except the Money Market and Short-Term Funds) and that six months later the value of the investor's account for that Fund has grown through invest-ment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 mi-nus $10,000) without incurring a CDSC. If the investor should re-deem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was re-duced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current

48
 PIMCO Funds: Pacific Investment Management Series
            value of all such shares is aggregated. Any CDSC imposed on a re-demption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

ASSET       Class C shares are sold at their current net asset value without
BASED       any initial sales charge. A CDSC is imposed on Class C shares of
SALES       all Funds if an investor redeems an amount which causes the cur-
CHARGE      rent value of the investor's account for a Fund to fall below the
ALTERNA-    total dollar amount of purchase payments subject to the CDSC, ex-
TIVE --     cept that no CDSC is imposed if the shares redeemed have been ac-
CLASS C     quired through the reinvestment of dividends or capital gains dis-
SHARES      tributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
           -------------------------------------------
           First                   1
           -------------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).
               The following example will illustrate the operation of the
            Class C CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds except the
                                                  November 13, 1998 Prospectus

            Money Market, Short-Term, Low Duration, Real Return Bond, Munici-pal Bond and StocksPLUS Funds. For the Low Duration, Real Return Bond, Municipal Bond and StocksPLUS Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short-Term Fund, the Distributor ex-pects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an ad-ditional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each partici-pating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an ac-count with identical registration on the basis of their respective net asset values (except that a sales charge will apply on ex-changes of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase). Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of a series which offers such classes (except for the Opportunity Fund if a restriction applies) of PIMCO Funds:
            Multi-Manager Series (including the PIMCO Funds Asset Allocation Series portfolios, which are so-called "funds-of-funds" portf-olios), an affiliated mutual fund family composed primarily of eq-uity portfolios managed by the subsidiary partnerships of PIMCO Advisors L.P. Class A shares of the Money Market Fund may be ex-changed for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges. Exchanges of shares outstanding on September 30, 1998 may be made in any amount through December 31, 1998 into any portfolio of PIMCO Funds Asset Allocation Series. All other exchanges, including exchanges from PIMCO Funds Asset Allocation Series portfolios into the Funds or series of PIMCO Funds: Multi-Manager Series are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will con-stitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privi-leges on the account application or elected in writing not to uti-lize telephone exchanges, by a telephone request to the Transfer Agent at 1-800-426-0107. The Trust will employ reasonable proce-dures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are avail-able from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open

50
 PIMCO Funds: Pacific Investment Management Series

            (generally weekdays other than normal holidays). The Trust re-serves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges character-istic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the in-vestor purchases shares of a particular Fund, subsequently ex-changes these shares for shares of a different Fund and then ex-changes back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally pur-chased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of ter-minating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance no-tice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 1-800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund, Class A shares purchased in a transaction that would otherwise be subject to the Class A CDSC (i.e., most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" above.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.
               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


DIRECT
REDEMPTION  A shareholder's original account application permits the share-
            holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the

                                                                             51
                                                  November 13, 1998 Prospectus

            Transfer Agent. Requests to institute or change any of the addi-
            tional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or
            Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


WRITTEN     To redeem shares in writing (whether or not represented by certif-
REQUESTS    icates), a shareholder must send the following items to the Trans-
            fer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Col-orado 80217-5866:
                (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
                (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "How to Buy Shares--Signature Guarantee";
                (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                (4) any additional documents which may be required by the
                    Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.
               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account.
            To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer
            Agent in writing or by calling 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


TELEPHONE   The Trust accepts telephone requests for redemption of shares for
REDEMPTIONS amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemp-tion will be sent to the record shareholder at his record address.
            Changes in account information must be made in a written authori-zation with a signature guarantee. See "How to Buy Shares--Signa-ture Guarantee". Telephone redemptions will not be accepted during the 30-day period following any change in an account's record ad-dress. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The
            Trust will employ reasonable procedures to confirm that instruc-tions

52
 PIMCO Funds: Pacific Investment Management Series
            communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of per-sonal identification prior to acting on a caller's telephone in-structions, will provide written confirmations of such transac-tions and will record telephone instructions.
               A shareholder making a telephone redemption should call the
            Transfer Agent at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Ex-change, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it diffi-cult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Writ-ten Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


FUND LINK   If a shareholder has established Fund Link, the shareholder may
REDEMPTIONS redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 1-800-426-0107. Subject to the limita-tions set forth above under "Telephone Redemptions," the Distribu-tor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be re-sponsible to any shareholder for any loss, damage or expense aris-ing out of such instructions. Requests received by the Transfer
            Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account information must be made by completing a new Fund Link ap-plication, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--Signature Guaran-tee." See "How to Buy Shares-- PIMCO Funds Fund Link" for informa-tion on establishing the Fund Link privilege. The Trust may termi-nate the Fund Link program at any time without notice to share-holders. This redemption option does not apply to shares held in broker "street name" accounts.


PIMCO FUNDS PIMCO Funds Automated Telephone System ("ATS") is an automated
AUTOMATED   telephone system that enables shareholders to perform a number of
TELEPHONE   account transactions automatically using a touch-tone telephone.
SYSTEM      ATS may be used on already-established Fund accounts after you ob-
            tain a Personal Identification Number (PIN) by calling the special
            ATS number: 1-800-223-2413.
            PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
            EXCHANGING SHARES. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link
            Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" below for details.
            REDEMPTIONS. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" below for details.
                                                  November 13, 1998 Prospectus

EXPEDITED   If a shareholder has given authorization for expedited wire re-
WIRE        demption, shares can be redeemed and the proceeds sent by federal
TRANSFER    wire transfer to a single previously designated bank account. Re-
REDEMPTIONS quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank ac-count the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an ac-count or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The Trust cannot be responsible for the ef-ficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. The minimum amount that may be wired is $2,500. The
            Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned
            (i.e., paid for) for at least 15 days. Expedited wire transfer re-demptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank ac-count designated to receive wire redemption proceeds, it is neces-sary to send a written request with signatures guaranteed to PIMCO
            Funds Distributors LLC, P.O. Box 5866, Denver, CO 80217-5866. See
            "How to Buy Shares-- Signature Guarantee." This redemption option does not apply to shares held in broker "street name" accounts.


CERTIFICAT- To redeem shares for which certificates have been issued, the cer-
ED SHARES   tificates must be mailed to or deposited with the Trust, duly en-
            dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform
            Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


AUTOMATIC   An investor who owns or buys shares of a Fund having a net asset
WITHDRAWAL  value of $10,000 or more may open an Automatic Withdrawal Plan and
PLAN        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal
            Plan Application from the Distributor or your broker. If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy Shares--Signature
            Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value.
            Shares in a plan account are then redeemed at net asset value
            (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Au-tomatic Withdrawal Plan. See "Alternative Purchase Arrangements--
            Waiver of Contingent Deferred Sales Charges."
               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal
            Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income

54
 PIMCO Funds: Pacific Investment Management Series
            will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic With-drawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Auto-matic Withdrawal Plan at the same time. The Trust or the Distribu-tor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to partici-pating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating bro-kers, certain banks and other financial intermediaries in connec-tion with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional com-pensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating bro-kers and other financial intermediaries are compensated by an ad-vance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net as-sets attributable to Class A shares):


                                  SERVICING
           FUND                   FEE
           --------------------------------
           All Funds except the
            Money Market Fund     .25%
           --------------------------------
           Money Market Fund*     .10%


            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding .20% if the Distributor ceases to voluntarily waive any portion of the fee.

            CLASS B DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of the Trust and, in con-nection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):
                                                  November 13, 1998 Prospectus

                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
           ---------------------------------
           All Funds  .25%      .75%

            CLASS C DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and, in con-nection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares):


                             SERVICING DISTRIBUTION
           FUND              FEE       FEE
           ---------------------------------
           Total Return,
            High Yield,
            Long-Term U.S.
            Government,
            Global Bond II,
            Foreign Bond
            and Emerging
            Markets Bond
            Funds            .25%      .75%
           ---------------------------------
           Low Duration,
            Real Return
            Bond, Municipal
            Bond and
            StocksPLUS
            Funds*           .25%      .50%
           ---------------------------------
           Short-Term Fund*  .25%      .30%
           ---------------------------------
           Money Market
            Fund*            .10%      .00%

            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .75% per annum with respect to the distribution fee on shares of the Low Duration and Money Market Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. With respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of .20% if the Distributor ceases to voluntarily waive any portion of the fee. With respect to the distribution fee on shares of each of the Short-Term, Real Return Bond, Municipal Bond and StocksPLUS Funds, such fee is subject to an increase to a rate of .75% if the Distributor ceases to voluntarily waive any portion of the fee.

               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its pred-ecessors in their periodic review of the Distribution and Servic-ing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distribu-tor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on

56
 PIMCO Funds: Pacific Investment Management Series
            interest relating to unreimbursed distribution or servicing ex-penses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              CLASS A SHARES

                                  SERVICING
                                  FEE(/1/)
           --------------------------------
           All Funds except the
            Money Market Fund     .25%
           --------------------------------
           Money Market Fund      .10%



              CLASS B SHARES(/2/)

                      SERVICING
                      FEE
           --------------------
           All Funds  .25%



              CLASS C SHARES--
              PURCHASED ON OR AFTER
              7/1/91(/3/)

                            SERVICING DISTRIBUTION
                            FEE(/1/)  FEE(/1/)
           ---------------------------------------
           Total Return,
            High Yield,
            Long-Term U.S.
            Government,
            Global Bond II,
            Foreign Bond
            and Emerging
            Markets Bond
            Funds           .25%      .65%
           ---------------------------------------
           Low Duration,
            Real Return
            Bond, Municipal
            Bond and
            StocksPLUS
            Funds           .25%      .45%
           ---------------------------------------
           Short-Term Fund  .25%      .25%
           ---------------------------------------
           Money Market
            Fund            .10%      .00%



              CLASS C SHARES--
              PURCHASED BEFORE 7/1/91

                                  SERVICING
                                  FEE(/1/)
           --------------------------------
           All Funds except the
            Money Market Fund     .25%
           --------------------------------
           Money Market Fund      .10%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a
                                                November 13, 1998 Prospectus

            Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor cur-rently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Manage-ment (in its capacity as administrator) may also pay participating brokers and other intermediaries for transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C Shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connec-tion with the servicing of shareholders of the Funds and the main-tenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1998, such expenses were approximately $2,927,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan, $12,538,000 in excess of payments under the Funds' Class B Distri-bution and Servicing Plan, and $222,000 in excess of payments un-der the Funds' Class C Distribution and Servicing Plan.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund will be determined once on each day on which the Ex-change is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.
               The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assum-ing a constant accretion of a discount or amortization of a pre-mium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market val-ue. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most secu-rities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting sys-tem or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropri-ate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of is-sue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number

58
 PIMCO Funds: Pacific Investment Management Series
            of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual dif-ferential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds, dividends are declared daily from net in-vestment income to shareholders of record at the close of the pre-vious business day, and distributed to shareholders monthly. The StocksPLUS Fund intends to declare and pay as a dividend substan-tially all of its net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust or a series of PIMCO
            Funds: Multi-Manager Series as described below, at net asset val-ue, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their par-ticipating broker). If a shareholder has elected to receive divi-dends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the share-holder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are ex-pected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.
               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust or a se-ries of PIMCO Funds: Multi-Manager Series (including any PIMCO Funds Asset Allocation Series portfolio) which offers such class of shares at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the ac-count application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 1-800-426-0107. For further information on this option, contact your broker or call the Distributor at 1-800-426-0107.

                                                  November 13, 1998 Prospectus

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends or dividends that represent a return of capital to share-holders, as ordinary income.
               Dividends designated by a Fund as capital gain dividends de-
            rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in Octo-ber, November or December of a calendar year are taxable to share-holders (who are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.
               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may generally exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiv-ing tax-exempt income. In addition, certain exempt-interest divi-dends could, as discussed below, cause certain shareholders to be-come subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.
               To the extent that dividends paid to shareholders by the Munic-
            ipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax. Any gain realized on a redemption of shares will be taxable gain, sub-ject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities (for example, interest on FNMA and GNMA Certificates) is generally not so ex-empt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemp-tion for "exempt-interest dividends" attributable to Municipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of in-come the Municipal Bond Fund receives on Municipal Bonds that was paid out as dividends during the preceding year.
               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code af-fect the tax treatment of distributions from the Municipal Bond Fund for corporations, casualty insurance companies, and financial institutions. In particular, under the

60
 PIMCO Funds: Pacific Investment Management Series

            Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be al-ternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative mini-mum tax.
               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.
               Interest accrued by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which it accrues. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advanta-geous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts dis-tributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a partic-ular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."


INVESTMENT
ADVISER Pacific Investment Management serves as investment adviser ("Ad-viser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment management company founded in 1971, and had approximately $148 billion in assets under management as of September 30, 1998.
               Pacific Investment Management is a subsidiary of PIMCO Advisors
            L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is
                                                  November 13, 1998 Prospectus
            a general partnership between PIMCO Holding LLC, a Delaware lim-ited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a Califor-nia limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P. Pacific Investment Management's ad-dress is 840 Newport Center Drive, Suite 300, Newport Beach, Cali-fornia 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.
               The Adviser manages the investment and reinvestment of the as-
            sets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.
               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                          PORTFOLIO MANAGER AND BUSINESS
           FUND                           EXPERIENCE (PAST FIVE YEARS)
           --------------------------------------------------------------------
           MONEY MARKET FUND              Leslie Barbi, Senior Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Ms.
                                          Barbi has managed the Money Market
                                          Fund since November 1, 1995. Prior to
                                          joining Pacific Investment Management
                                          in 1993, Ms. Barbi was associated
                                          with Salomon Brothers as a proprie-
                                          tary Portfolio Manager.
           --------------------------------------------------------------------
           SHORT-TERM FUND                William H. Gross, Managing Director,
           LOW DURATION FUND              Pacific Investment Management. A
           TOTAL RETURN FUND              Fixed Income Portfolio Manager, Mr.
           STOCKSPLUS FUND                Gross is one of the founders of Pa-
                                          cific Investment Management and has
                                          managed the Total Return and Low Du-
                                          ration Funds since their inception,
                                          May 11, 1987. Mr. Gross is the leader
                                          of the team which has managed the
                                          Short-Term and StocksPLUS Funds since
                                          January 6, 1998.
           --------------------------------------------------------------------
           REAL RETURN BOND FUND          John Brynjolfsson, Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Brynjolfsson joined Pacific Invest-
                                          ment Management in 1989, and has man-
                                          aged the Real Return Bond Fund since
                                          its inception, January 29, 1997.
           --------------------------------------------------------------------
           HIGH YIELD FUND                Benjamin Trosky, Managing Director,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Trosky joined Pacific Investment
                                          Management in 1990 and has managed
                                          the High Yield Fund since its incep-
                                          tion, December 16, 1992.
           --------------------------------------------------------------------
           MUNICIPAL BOND FUND            Benjamin Ehlert, Executive Vice Pres-
                                          ident, PIMCO. A Fixed Income Portfo-
                                          lio Manager, Mr. Ehlert has been as-
                                          sociated with PIMCO for over 23
                                          years.
           --------------------------------------------------------------------
           LONG-TERM U.S. GOVERNMENT FUND Pasi Hamalainen, Executive Vice Pres-
                                          ident, Pacific Investment Management.
                                          A Fixed Income Portfolio Manager, Mr.
                                          Hamalainen joined Pacific Investment
                                          Management in 1994 and has managed
                                          the Long-Term U.S. Government Fund
                                          since July 1, 1997.
           --------------------------------------------------------------------
           GLOBAL BOND FUND II            Lee R. Thomas, III, Managing Director
           FOREIGN BOND FUND              and Senior International Portfolio
                                          Manager, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio
                                          Manager, Mr. Thomas has managed the
                                          Foreign Bond Fund since July 13,
                                          1995, and the Global Bond Fund II
                                          since October 1, 1995. Prior to join-
                                          ing Pacific Investment Management in
                                          1995, Mr. Thomas was associated with
                                          Investcorp as a member of the manage-
                                          ment committee responsible for global
                                          securities and foreign exchange trad-
                                          ing. Prior to Investcorp, he was as-
                                          sociated with Goldman Sachs as an Ex-
                                          ecutive Director in foreign fixed in-
                                          come.
           --------------------------------------------------------------------
           EMERGING MARKETS BOND FUND     Michael J. Rosborough, Senior Vice
                                          President, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio Manag-
                                          er, Mr. Rosborough was associated
                                          with RBC Dominion in Tokyo as a Vice
                                          President and Manager in foreign
                                          fixed income prior to joining Pacific
                                          Investment Management in 1994.



FUND
ADMINIS-
TRATOR Pacific Investment Management also serves as administrator for the Funds' Class A, Class B and Class C shares pursuant to an adminis-tration agreement with the Trust. Pacific Investment Management provides administrative services for

62
 PIMCO Funds: Pacific Investment Management Series

            Class A, Class B and Class C shareholders of the Funds, which in-clude clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, prepa-ration of reports to the Funds' shareholders and regulatory fil-ings. Pacific Investment Management may also retain certain of its affiliates to provide certain of these services. In addition, Pa-cific Investment Management, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services for the Funds, and is responsible for the costs of regis-tration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               The Funds (and not Pacific Investment Management) are responsi-
            ble for the following expenses: (i) salaries and other compensa-tion of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific In-vestment Management or the Trust, and any counsel retained exclu-sively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accor-dance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to re-view and approval by the Trustees.


ADVISORY    The Funds feature fixed advisory and administrative fee rates. For
AND         providing investment advisory and administrative services to the
ADMINISTRA- Funds as described above, Pacific Investment Management receives TIVE FEES monthly fees from each Fund at an annual rate (i) based on the av-
            erage daily net assets of the Fund for advisory fees and, (ii) at-tributable in the aggregate to the Fund's Class A, Class B and Class C shares for administrative fees, as follows:

                                                  ADVISORY
           FUND                                   FEE RATE
           -----------------------------------------------------
           Money Market Fund                      .15%
           -----------------------------------------------------
           StocksPLUS Fund                        .40%
           -----------------------------------------------------
           Emerging Markets Bond Fund             .45%
           -----------------------------------------------------
           All other Funds                        .25%



                                                  ADMINISTRATIVE
           FUND                                   FEE RATE
           -----------------------------------------------------
           Money Market, Short-Term and Munici-
            pal Bond Funds                        .35%
           -----------------------------------------------------
           Global Bond II and Foreign Bond Funds  .45%
           -----------------------------------------------------
           Emerging Markets Bond Fund             .55%
           -----------------------------------------------------
           All other Funds                        .40%


               Both the investment advisory contract and administration agree-
            ment with respect to Class A, Class B and Class C shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Fol-lowing the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advi-sory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Funds will continue from year-to-year if approved by the Trustees.
                                                  November 13, 1998 Prospectus

PORTFOLIO   Pursuant to the advisory contract, the Adviser places orders for
TRANSAC-    the purchase and sale of portfolio investments for the Funds' ac-
TIONS       counts with brokers or dealers selected by it in its discretion.
            In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker ef-fecting the transaction.
               The Adviser manages the Funds without regard generally to re-
            strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-eral tax laws. The use of certain derivative instruments with rel-atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income secu-rities does not generally involve the payment of brokerage commis-sions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Pro-spectus is set forth under "Financial Highlights."
               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-viser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. The Adviser may aggregate orders for the Funds with simultaneous transactions en-tered into on behalf of other clients of the Adviser so long as price and transaction expenses are averaged either for that trans-action or for the day.

            Description of the Trust


CAPITALIZA-
TION The Trust was organized as a Massachusetts business trust on Feb-ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.


MULTIPLE    In addition to Class A, Class B and Class C shares, certain Funds
CLASSES OF  also offer Class D, Institutional Class and Administrative Class
SHARES      shares through separate prospectuses. See "Alternative Purchase
            Arrangements." These other classes of shares of the Funds may have different sales charges and expense levels, which will affect per-formance accordingly. This Prospectus relates only to the Class A, Class B and Class C shares of the Funds.

VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.

64
 PIMCO Funds: Pacific Investment Management Series

               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.
               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of July 7, 1998, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: William Barron Hilton, Trustee (Beverly Hills, California) with respect to the Short-Term Fund; National Financial Services Corporation (New York, New York) with respect to the Real Return Bond Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Foreign Bond Fund. To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 1-800-227-7337 if additional shareholder reports are desired.
                                                  November 13, 1998 Prospectus

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advis-er.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

66
 PIMCO Funds: Pacific Investment Management Series

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.


MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS      Aaa: Bonds which are rated Aaa are judged to be of the best
SERVICE,    quality. They carry the smallest degree of investment risk and are
INC.        generally referred to as "gilt edge." Interest payments are pro-
            tected by a large or by an exceptionally stable margin and princi-pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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            CORPORATE SHORT-TERM DEBT RATINGS
            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
RATINGS     INVESTMENT GRADE
SERVICES       AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
            pacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            SPECULATIVE GRADE
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            COMMERCIAL PAPER RATING DEFINITIONS
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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                                                  November 13, 1998 Prospectus

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.

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

PIMCO Funds:
Pacific Investment
Management Series

--------------------------------------------------------------------------------
Investment Advisor and Administrator

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660
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Distributor

PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902
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Custodian

Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105
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Shareholder Servicing Agent and Transfer Agent

Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217
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Independent Accountants

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
--------------------------------------------------------------------------------
Legal Counsel

Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006-2401
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For further information about the PIMCO Funds, call 1-800-426-0107 or visit our
Web site at http://www.pimcofunds.com.